SUPPLEMENT DATED DECEMBER 22, 2022

TO THE PROSPECTUS AND SUMMARY PROSPECTUSES

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Dated May 2, 2022 for Series 1.00 to 12.00, 1.20 to 13.20, 1.40 to 12.40, and 1.60 to 12.60

Portfolio Director® Dated November 30, 2022 for Series 1.80 to 12.80

Portfolio Director® Freedom Advisor Dated May 2, 2022

This supplement updates certain information in the Appendix A—Funds Available Under the Contract to the most recent prospectus, updating summary prospectus, and if applicable, initial summary prospectus (collectively, the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective immediately, two sub-subadvisers have been added to the VALIC Company I International Opportunities Fund (the “Fund”). Accordingly, as it pertains to the Fund, the Adviser/Sub-Adviser information in the table is updated as shown below.

Adviser: VALIC

Sub-Advisers: MFS and Delaware Investment Fund Advisers

Sub-Subadvisers: Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this Supplement with your Prospectus.